SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ACI WORLDWIDE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

ACI Worldwide, Inc.

Important Notice Regarding the Availability

of Proxy Materials

Stockholders Meeting to be held on
June 1, 2023

For Stockholders of record as of April 6, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ACIW

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

For a convenient way to view proxy materials and VOTE go to
www.proxydocs.com/ACIW

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 22, 2023.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/ACIW	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

ACI Worldwide, Inc.

Meeting Type:   Annual Meeting of Stockholders

Date:    Thursday, June 1, 2023

Time:   10:00 AM, Eastern Time

Place:   Annual Meeting to be held live via the Internet - please visit

 www.proxydocs.com/ACIW for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/ACIW

SEE REVERSE FOR FULL AGENDA

ACI Worldwide, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ALL NOMINEES FOR DIRECTOR ON PROPOSAL 1, FOR PROPOSALS 2, 3 AND 5, AND 1 YEAR ON PROPOSAL 4

PROPOSAL

1.	Election of Directors

1.01 Janet O. Estep

1.02 James C. Hale III

1.03 Mary P. Harman

1.04 Charles E. Peters, Jr.

1.05 Adalio T. Sanchez

1.06 Thomas W. Warsop III

1.07 Samir M. Zabaneh

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023;

3.	To conduct an advisory vote to approve named executive officer compensation;

4.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation;

5.	To approve the amendment and restatement of the ACI Worldwide, Inc. 2020 Equity and Incentive Compensation Plan; and

6.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.